COLUMBIA FINANCIAL, INC.
ANNOUNCES COMMENCEMENT OF SECOND-STEP CONVERSION OFFERING; RECEIPT OF REGULATORY APPROVALS FOR THE CONVERSION AND THE ACQUISITION OF NORTHFIELD BANCORP, INC.

Fair Lawn, New Jersey (May 11, 2026): Columbia Financial, Inc. (“Columbia Financial”) (NASDAQ: CLBK), the mid-tier holding company for Columbia Bank (the “Bank”), announced today that on or about May 21, 2026 Columbia Financial, Inc., a newly formed Maryland corporation and the proposed successor holding company of the Bank (“Columbia Financial, Inc.”), expects to commence its offering of common stock in connection with the proposed conversion of Columbia Bank MHC (the “MHC”) from the mutual holding company to the stock holding company form of organization.

Columbia Financial, Inc., Columbia Financial and the MHC have received all requisite regulatory approvals and authorizations to commence the offering. In addition, Columbia Financial, Inc. and Columbia Bank have received conditional approval of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency to acquire Northfield Bancorp, Inc., Woodbridge, New Jersey (“Northfield”) and Northfield Bank immediately upon completion of the second-step conversion.

Columbia Financial, Inc. is offering for sale, on a best efforts basis, up to 192,625,000 shares of its common stock at a purchase price of $10.00 per share. The shares will be offered for sale in a subscription offering to eligible depositors and certain borrowers of the Bank and to the Bank’s employee stock ownership plan. Any shares of common stock not purchased in the subscription offering may be offered for sale to the general public in a community offering, with a preference first given to natural persons residing in Bergen, Burlington, Camden, Essex, Gloucester, Middlesex, Monmouth, Morris, Passaic, Somerset and Union Counties in New Jersey and then to existing stockholders of Columbia Financial (other than Columbia Bank MHC) and to the general public. Columbia Financial, Inc. will also offer shares of common stock not purchased in the subscription offering and community offering, if any, in a firm commitment underwritten offering.

All questions concerning the conversion and stock offering or requests for stock offering materials should be directed to the Stock Information Center at (844) 265-9680 (toll-free). The Stock Information Center will be open Monday through Friday between 10:00 a.m. and 4:00 p.m., Eastern time, beginning on May 22, 2026. The Stock Information Center will be closed on bank holidays.

Columbia Financial, Inc. must sell at least 142,375,000 shares of its common stock in the offering in order to complete the conversion and offering. If Columbia Financial, Inc. does not receive orders for at least 142,375,000 shares of common stock in the offering, shares that Columbia Financial, Inc. issues to stockholders of Northfield in connection with the acquisition of Northfield can be counted to reach the minimum number of shares sold in the offering. Completion of the conversion and offering is also subject to the approvals of the stockholders of Columbia Financial and the members of the MHC, and the satisfaction of other customary closing conditions.

Keefe Bruyette & Woods, Inc., A Stifel Company, is acting as marketing agent for the subscription and community offerings and the lead left book-running manager for any firm commitment underwritten offering conducted by Columbia Financial, Inc. in connection with the second-step conversion.

Kilpatrick Townsend & Stockton LLP is serving as legal counsel to Columbia Financial, Inc., Columbia Financial, the MHC and the Bank. Nutter McClennen & Fish LLP is serving as legal counsel to Keefe Bruyette & Woods, Inc.

About Columbia Financial, Inc.

Columbia Financial, Inc. is a Delaware corporation organized as Columbia Bank’s mid-tier stock holding company. Columbia Financial, Inc. is a majority-owned subsidiary of Columbia Bank MHC. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 70 full-service banking offices and offers traditional financial services to consumers and businesses in its market area. For more information about Columbia Bank, please visit www.columbiabankonline.com.

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Columbia Financial, Inc. and Columbia Financial and their respective management about future events. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on Columbia Financial’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the impact of changing political conditions or federal government shutdowns; the impact of legal, judicial and regulatory proceedings or investigations, competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Columbia Financial operates, including changes that adversely affect a borrowers’ ability to service and repay loans; the effect of acts of terrorism, war or pandemics, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; changes in the value of securities in Columbia Financial’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of credit loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in Columbia Financial’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in Columbia Financial’s market area; Columbia Financial’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; and the risk that Columbia Financial may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses.

In addition, with respect to the previously announced second-step conversion and proposed merger with Northfield, such risks, uncertainties and assumptions, include, among others, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (ii) the possibility that the proposed transaction does not close when expected or at all because the approval by Columbia Financial’s and/or Northfield’s stockholders, or other approvals and the other conditions to closing, are not received or satisfied on a timely basis or at all; (iii) the outcome of any legal proceedings that may be instituted against the parties; (iv) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia Financial and Northfield operate; (v) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (vi) our ability to successfully complete the second-step conversion; (vi) the possibility that the final independent appraisal of Columbia Financial, Inc. will differ from the preliminary independent appraisal of Columbia Financial, Inc.; (viii) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (ix) the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; (x) the diversion of management’s attention from ongoing business operations and opportunities; (xi) potential adverse reactions of the customers of the Bank or Northfield Bank or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (xii) a material adverse change in the financial condition of Columbia Financial or Northfield; (xiii) changes in Columbia Financial’s or Northfield’s share price before closing; (xiv) risks relating to the potential dilutive effect of shares of Columbia Financial, Inc.’s common stock to be issued in the proposed transaction.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Columbia Financial, Inc. and Columbia Financial disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Important Additional Information About the Transaction and Where to Find It
Columbia Financial, Inc. has filed with the Securities and Exchange Commission (the “SEC”) a prospectus of Columbia Financial, Inc., and other relevant documents concerning the proposed second-step conversion. In addition, Columbia Financial, Inc. has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement/prospectus concerning the proposed second-step conversion and the merger.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF COLUMBIA FINANCIAL ARE URGED TO READ THE FORM S-1 REGISTRATION STATEMENT AND THE FORM S-4 REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY L CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed second-step conversion or the proposed merger between Columbia Financial, Inc. and Northfield Bancorp, Inc. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Form S-1 Registration Statement and the Form S-4 Registration Statement, Joint Proxy Statement/Prospectus, as well as other filings containing information about Columbia Financial and Northfield Bancorp, Inc. may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, from Columbia Financial by accessing Columbia Financial’s website at https://ir.columbiabankonline.com/financials/sec-filings/default.aspx. Copies of the Form S-1 Registrations Statement and the Form S-4 Registration Statement, the Joint Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Columbia Investor Relations, 19-01 Route 208 North, Fair Lawn, New Jersey 07410, or by calling (833) 550-0717. The information on Columbia Financial’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Columbia Financial, Inc. and Columbia Financial and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Columbia Financial in connection with the proposed transaction. Information about the interests of the directors and executive officers of Columbia Financial, Inc. and Columbia Financial and other persons who may be deemed to be participants in the solicitation of stockholders of Columbia Financial in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Joint Proxy Statement/Prospectus related to the proposed transaction.

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